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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                October 18, 2000
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                Date of Report (Date of earliest event reported)

                         HyperMedia Communications, Inc.
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             (Exact name of Registrant as specified in its charter)

         California                     001-11624                 94-3104247
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

                      901 Mariner's Island Blvd., Suite 365
                           San Mateo, California 94404
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                    (Address of principal executive offices)

                                 (650) 573-5170
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              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

ITEM 5.           Other Events............................................  2

ITEM 7.           Financial Statements and Exhibits.......................  2

SIGNATURES................................................................  3

INDEX TO EXHIBITS.........................................................  4

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Item 5.  Other Events

         The information set forth in the Registrant's Press Releases dated October 17, 2000 is incorporated herein by reference. Factors affecting the Company's business plans and competitive environment are discussed in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.      Description

                     99.1 Text of Press Release dated October 17, 2000, announcing the suspension of operations.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                         HYPERMEDIA COMMUNICATIONS, INC.


Dated: October 18, 2000                    By:  \s\ Kenneth Klein
                                               ---------------------------------
                                           Kenneth Klein, Vice President of
                                           Finance and Administration,
                                           Chief Financial Officer and Secretary
                                           (Principal Financial and Accounting
                                           Officer)

                                       3

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                                INDEX TO EXHIBITS

  Exhibit         Description
  Number

   99.1 Text of Press Release dated October 17, 2000, announcing the suspension of operations.



                                         4